FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 5, 1998
                                                         ----------------

                           Aerial Communications, Inc.
                           ---------------------------
             (Exact name of registrant as specified in its charter)


     Delaware                  0-28262                     39-1706857
     --------                  -------                     ----------
   (State or other           (Commission                 (IRS Employer
    jurisdiction of          File Number)               Identification No.)
    incorporation)



   8410 West Bryn Mawr, Suite 1100, Chicago, Illinois              60631
-------------------------------------------------------          ----------
       (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code:  (773) 399-4200


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)








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Item 5.   Other Events.
          -------------

         This Current Report on Form 8-K is being filed for the purpose of filing the Trust Indenture Agreement dated February 5, 1998, between the Company, as issuer, Telephone and Data Systems, Inc., as guarantor and The First National Bank of Chicago, as trustee related to the $219,975,000 Series B Zero Coupon Notes Due 2008.


Item 7.   Financial Statements and Exhibits
          ---------------------------------

(c)      Exhibits
         --------

         The exhibits  accompanying  this report are listed in the  accompanying
Exhibit Index.































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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


Date:    April 29, 1998             AERIAL COMMUNICATIONS, INC.
                                    (Registrant)





                                    By: /s/ J. Clarke  Smith
                                      ------------------------------
                                    J. Clarke Smith
                                    Vice President - Finance and Administration,
                                    Chief Financial Officer and Treasurer





















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                                  EXHIBIT INDEX


Exhibit Number                      Description of Exhibit
-------------                       ----------------------

    4.1 The Trust Indenture between the Company as issuer, Telephone and Data Systems, Inc. as guarantor, and The First National Bank of Chicago, as trustee for the Company's $219,975,000 Series B Zero Coupon Notes Due 2008.






































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